NET FINANCE COSTS	12 Months Ended
Dec. 31, 2021
Analysis of income and expense [abstract]
NET FINANCE COSTS	NET FINANCE COSTS

For the years ended December 31 ($ millions)	2021	2020
Interest expense on financial liabilities measured at amortized cost:
Loans and borrowings	362	362
Subordinated hybrid notes	27	—
Leases	35	39
Unwinding of discount rate	16	15
Loss (gain) in fair value of non-commodity-related derivative financial instruments	19	(5)
Foreign exchange (gains) losses and other	(9)	9
Net finance costs	450	420
Net interest paid of $443 million (2020: $429 million) includes interest paid during construction and capitalized of $25 million (2020: $46 million).